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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

     As of December 31, 2003, the Registrant has subsidiaries carrying on the same line of business as the Registrant as follows:

                                                               INCORPORATION/
                                                                  STATE OF
NAME                                                            ORGANIZATION
----                                                           --------------
Keystone Operating Partnership, L.P. .......................   Delaware
RROP, L.L.C.................................................   New Jersey
McBride Properties..........................................   New Jersey
New Jersey Associates.......................................   New Jersey
UFSC, L.L.C.................................................   New Jersey
FLIP/BRE II, Inc. ..........................................   New Jersey
REA/SPC II, Inc. ...........................................   New Jersey
Keystone Realty Services, Inc. .............................   Pennsylvania
Keystone American DE L.P. ..................................   Delaware
Keystone American DE 1, Inc. ...............................   Delaware
21 Roadway, L.P. ...........................................   Pennsylvania
Keystone Roadway Partners GP, LLC...........................   Pennsylvania
RMOP GP, LLC................................................   Delaware
Keystone Lemoyne Partners GP, LLC...........................   Pennsylvania
Keystone Lemoyne Partners, L.P. ............................   Pennsylvania
Keystone New Jersey, L.P. ..................................   Delaware
400 Cabot Drive, LLC........................................   New Jersey
4 Applegate, LLC............................................   New Jersey
Henderson Drive, LLC........................................   Delaware
Stults, LLC.................................................   Delaware
Nixon Park, LLC.............................................   Delaware
PF (OHIO) One, LLC..........................................   Delaware
PF (OHIO) Two, LLC..........................................   Delaware
Keystone Cranbury West, LLC.................................   Delaware
Keystone Cranbury East, LLC.................................   Delaware
Keystone Independence LP....................................   Delaware
Keystone Independence II LP.................................   Delaware
Keystone Oak, LP............................................   Delaware
Keystone Oak I, LP..........................................   Delaware
Keystone Property Holdings Incorporated.....................   Delaware
Keystone Greenville Urban Renewal, L.L.C....................   New Jersey
Keystone Greenville LLC.....................................   Delaware
Keystone Independence LLC...................................   Delaware
Keystone Nocha Investor LLC.................................   Delaware
Keystone Oak, LLC...........................................   Delaware
Keystone MBP L.P. ..........................................   Delaware
Keystone NJA L.P. ..........................................   Delaware
Keystone 700 AirTech Parkway LLC............................   Delaware
Keystone Capital, LP........................................   Delaware

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
                                                               INCORPORATION/
                                                                  STATE OF
NAME                                                            ORGANIZATION
----                                                           --------------
Keystone CBC, LP............................................   Delaware
Keystone Central Storage LP.................................   Delaware
Keystone Capital I, LP......................................   Delaware
Keystone CBC I, LP..........................................   Delaware
Keystone Capital, LLC.......................................   Delaware
Keystone CBC, LLC...........................................   Delaware
Keystone Central Storage LLC................................   Delaware
Keystone ICP I LLC..........................................   Delaware
Keystone ICP II LLC.........................................   Delaware
Keystone ICP III LLC........................................   Delaware
Keystone ICP IV LLC.........................................   Delaware
Keystone ICP V LLC..........................................   Delaware
Keystone NJP LLC............................................   Delaware
Keystone NJP II LLC.........................................   Delaware
Keystone NJP IV LLC.........................................   Delaware
Keystone Station Road, LLC..................................   Delaware
Keystone KPJV, LP...........................................   Delaware
Keystone Talmadge LLC.......................................   Delaware
Keystone KPJV, LLC..........................................   Delaware